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                                  STAPLES, INC.


                 AMENDED AND RESTATED 1992 EQUITY INCENTIVE PLAN

1.   PURPOSE.

     The purpose of this plan (the "Plan") is to secure for Staples, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees or officers of, and consultants to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined herein).

2.   TYPES OF OPTIONS AND AWARDS; ADMINISTRATION.

          a. TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards of restricted stock made pursuant to Section 13 of the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

          b. Administration.

               i. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (x) grant options to purchase shares of Staples Retail and Delivery common stock or Staples.com common stock (collectively, "Common Stock") and issue shares upon exercise of such options as provided in the Plan and (y) make restricted stock awards pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and restricted stock awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or restricted stock award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

               ii. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. Unless all members of the Board of Directors are "outside directors" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time, the Board shall appoint such a Committee of two or more directors, all of whom are outside directors, and shall delegate to such Committee all of its powers under the Plan, except that the Board's concurrent approval shall be required for any amendment to the Plan which may be adopted by


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          the Committee; and provided, that any failure of any director or
          Committee member to satisfy the definition of outside director shall not invalidate any action taken by the Board or Committee with respect to any participant in the Plan, whether or not such person is a "covered employee" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time.

          c. APPLICABILITY OF RULE 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act") or, any successor rules ("Rule 16b-3") or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.   ELIGIBILITY.

     Options and restricted stock awards may be granted or made to persons who are, at the time of grant, employees or officers of the Company (including any persons who have entered into an agreement with the Company under which they will be employed by the Company in the future) or consultants to the Company; PROVIDED, that the class of employees to whom Incentive Stock Options may be granted shall be limited to employees of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine; PROVIDED, that the maximum number of shares for which options or restricted stock awards may be granted to any one employee during any fiscal year shall be 3,037,500* shares, subject to adjustment as provided in Section 15 below.

4.   STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 122,850,000 shares* of Common Stock (regardless of series). Except as prohibited by Rule 16b-3, (i) if an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan and (ii) if restricted stock awarded under the Plan shall be repurchased by the Company, the repurchased shares subject to such award shall again be available for subsequent option grants or awards under the Plan.

5.   FORMS OF OPTION AGREEMENTS.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.   PURCHASE PRICE UPON EXERCISE OF OPTIONS.

          a. GENERAL. Subject to Section 3(b), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors but shall in no event be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or, in the case of an Incentive Stock Option described in Section 11(b), be less than 110% of such fair market value.

 *  Adjusted for stock splits through September 14, 1999

          b. PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee


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


     payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.   OPTION PERIOD.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted (or five years in the case of options described in Section 11(b)), and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the date on which the option is granted, and, in either case, options shall be subject to earlier termination as provided in the Plan.

8.   EXERCISE OF OPTIONS.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   NONTRANSFERABILITY OF OPTIONS.

     No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, the options shall be exercisable only by the optionee. Notwithstanding the foregoing, non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  INCENTIVE STOCK OPTIONS.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

          a. EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

          b. 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
     Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:


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               i. The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of such series of Common Stock at the time of grant; and

               ii. The option exercise period shall not exceed five years from the date of grant.

          c. DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         d. DETERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

               i. an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

               ii. if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

               iii. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

     For all purposes of the Plan and any option or restricted stock award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.  ADDITIONAL PROVISIONS.

          a. ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

          b. ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or
     (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; PROVIDED, HOWEVER, that no such extension shall be permitted if it would cause the Plan to fail to comply with
     Section 422 of the Code or with Rule 16b-3.

13.  AWARDS.

     A restricted stock award ("award") shall consist of the issuance by the Company of shares of Common Stock (of either series), and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

          a. EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

          b. PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients (in which case the "price per share originally paid" for purposes of Section 13(d)(3) below shall be zero) or issue shares pursuant to awards at a purchase price below the then fair market value of such series of Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

          c. NUMBER OF SHARES. The award shall specify the number of shares and series of Common Stock issued thereunder.

          d. RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

               i. All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period." Notwithstanding the foregoing, the Restricted Period on (i) stock awards that vest based on performance shall not vest earlier than the first anniversary of the date of grant and (ii) stock awards that vest based on the passage of time alone will vest no earlier than the third anniversary of the date of grant.

               ii. In the event that a recipient's employment with the Company is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

               iii. Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the employee; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company or any other nonrecurring significant event affecting the Company, an employee or the Plan. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

          e. ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

          f. TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

          g. ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan as shall be determined by the Board of Directors.

14.  RIGHTS AS A SHAREHOLDER.

     The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. Notwithstanding the foregoing, in the event the Company effects a split of either class of Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of such class of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

15.  ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

          a. GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of one or both series of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of one or both series of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (w) the maximum number of shares for which awards may be granted to any one employee during any fiscal year, as set forth in the last sentence of Section 3, (x) the maximum number and kind of


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     shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan for such series of Common Stock, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company for such series of Common Stock, without changing the aggregate purchase price as to which such options or repurchase rights remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

          b. BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
     Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

          a. GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of one or both series of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options for such series of Common
     Stock: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of one or both series of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to such optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and
     (iv) provide that all or any such outstanding options shall become exercisable in full immediately prior to such event.

          b. SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances so long as the ratio of the option exercise price to the fair market value of the stock for the substitute option is no more favorable to the optionee than the ratio of the option exercise price to the fair market value of the original option immediately before such substitution.

17.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option or award shall confer upon any optionee or any recipient of an award any right with respect to the continuation of his or her employment by the Company or consulting relationship with the Company or interfere in any way with the right of the Company at any time to terminate such employment or consulting relationship or to increase or decrease the compensation of the optionee.

18.  OTHER EMPLOYEE BENEFITS.

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  AMENDMENT OF THE PLAN.

          a. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares covered by the Plan, (ii) materially increase the benefits provided under the Plan or (iii) add a class of participants to the Plan. In addition, if at any time the approval of the shareholders of the Company is required as to any other modification or amendment under
     Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

          b. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or her. With the consent of the optionee or recipient of an award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or is required to ensure that any compensation attributable to any option under the Plan is deductible by the Company for federal income tax purposes under Section 162(m), or any successor rule.

20.  WITHHOLDING.

          a. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or upon the expiration or termination of the Restricted Period relating to shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or upon the expiration or termination of the Restricted Period relating to shares subject to the award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          b. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).


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


          c. If the recipient of an award under the Plan elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

21.  CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

     Subject to the approval of the stockholders of the Company, the Board of Directors shall have the authority to effect, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock (of either series) and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.  EFFECTIVE DATE AND DURATION OF THE PLAN.

          a. EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

          b. TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or
     (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan or the grant of awards. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to awards and options which are not Incentive Stock Options on the date specified in
     (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.  PROVISION FOR FOREIGN PARTICIPANTS.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.


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


                                        ADOPTED BY THE BOARD OF DIRECTORS ON
                                        APRIL 16, 1992 AND APPROVED BY THE
                                        STOCKHOLDERS ON JUNE 18, 1992; AMENDED
                                        BY THE BOARD OF DIRECTORS ON MARCH 25,
                                        1993 AND APPROVED BY THE STOCKHOLDERS ON
                                        JUNE 25, 1993; AS FURTHER AMENDED BY THE
                                        BOARD OF DIRECTORS ON JUNE 25, 1993,
                                        WHICH AMENDMENT DID NOT REQUIRE
                                        STOCKHOLDER APPROVAL; AS FURTHER
                                        AMENDED, RESTATED AND RENAMED BY THE
                                        BOARD OF DIRECTORS ON APRIL 27, 1994,
                                        AND APPROVED BY THE STOCKHOLDERS ON JUNE
                                        30, 1994; AS FURTHER AMENDED ON
                                        SEPTEMBER 3, 1996, AND APPROVED BY THE
                                        STOCKHOLDERS ON JUNE 18, 1997; AS
                                        FURTHER AMENDED ON SEPTEMBER 14, 1999,
                                        AND APPROVED BY STOCKHOLDERS ON NOVEMBER
                                        9, 1999; AND AS FURTHER AMENDED BY THE
                                        COMPENSATION COMMITTEE OF THE BOARD OF
                                        DIRECTORS ON NOVEMBER 30, 1999; AND AS
                                        FURTHER AMENDED BY THE BOARD OF
                                        DIRECTORS ON MARCH 7, 2000.




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